UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2017 (May 2, 2017)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19969 (Commission File Number)	71-0673405 (IRS Employer Identification Number)

3801 Old Greenwood Road Fort Smith, Arkansas (Address of principal executive offices)	72903 (Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 2, 2017, the annual meeting of stockholders of ArcBest Corporation (the “Company”) was held, at which meeting four proposals were passed by stockholders.

Matters voted on by stockholders included the following:

(i) the election of directors to the Company’s Board of Directors until the 2018 annual stockholders meeting;

(ii) the ratification of appointment of Ernst & Young LLP as the Company’s independent  registered public accounting firm for fiscal year 2017;

(iii) the annual advisory vote on the compensation of the Company’s named executive officers, and

(iv) the advisory vote on the frequency of holding future advisory votes on executive compensation.

The results of the stockholders’ votes are reported below.

(i)            The following directors were elected by the indicated vote:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Eduardo F. Conrado	21,074,746	250,488	1,850,756
Stephen E. Gorman	21,065,084	260,150	1,850,756
Michael P. Hogan	21,045,317	279,917	1,850,756
William M. Legg	20,923,322	401,912	1,850,756
Kathleen D. McElligott	20,990,557	334,677	1,850,756
Judy R. McReynolds	20,992,534	332,700	1,850,756
Craig E. Philip	21,065,191	260,043	1,850,756
Steven L. Spinner	20,990,177	335,057	1,850,756
Janice E. Stipp	20,987,316	337,918	1,850,756

(ii)                                  The ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017:

Votes for	20,793,283
Votes Against	2,318,693
Votes Abstained	64,014
Broker Non-Votes	0

(iii)                               The annual advisory vote on the compensation of the Company’s named executive officers:

Votes for	20,080,440
Votes Against	1,213,731
Votes Abstained	31,063
Broker Non-Votes	1,850,756

(iv)                              The advisory vote on the frequency of holding future advisory votes on executive compensation:

Votes for 1 Year	15,924,920
Votes for 2 Years	11,329
Votes for 3 Years	5,366,616
Votes Abstained	22,369
Broker Non-Votes	1,850,756

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION
(Registrant)

Date:	May 5, 2017	/s/ Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and
Corporate Secretary